Exhibit 99.1

GORES HOLDINGS V ANNOUNCES SPECIAL MEETING DATE

Reminds all stockholders to vote before the August 3, 2021 deadline

LOS ANGELES – July 8, 2021 – Gores Holdings V, Inc. (“Gores Holdings V” or the “Company”) (NASDAQ: GRSV, GRSVU and GRSVW), a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987, today announced that the Company will hold a Special Meeting (in lieu of its 2021 annual stockholders meeting) at 9:00 a.m., Eastern time, on August 3, 2021, for its stockholders to consider and vote on, among other things, its previously announced proposed business combination pursuant to which Gores Holdings V will merge with a subsidiary of Ardagh Metal Packaging S.A. ( “Ardagh Metal Packaging” or “AMP”), a global leader in the supply of sustainable and infinitely-recyclable beverage cans, and AMP will become a publicly traded company. The Company was advised that the Securities and Exchange Commission (the “SEC”) had declared effective the registration statement (the “Registration Statement”) on Form F-4 filed by Ardagh Metal Packaging with respect to the proposed business combination.

The Company has separately filed with the SEC a definitive proxy statement with respect to the proposed business combination. The definitive proxy statement contains important information about the proposed business combination contemplated by the Business Combination Agreement by and among the Company, Ardagh Metal Packaging, Ardagh Group S.A. (“Ardagh”), and Ardagh MP MergeCo Inc. dated as of February 22, 2021. Every stockholder’s vote is important, regardless of the number of shares held, and all stockholders are strongly encouraged to vote as soon as possible in advance of the Special Meeting.

The declaration of effectiveness of the Registration Statement by the SEC and the filing of the definitive proxy statement by the Company with respect to the Special Meeting is an important step in effecting the Company’s initial business combination transaction and Ardagh Metal Packaging becoming a publicly traded company, with the goal of being listed on the New York Stock Exchange (“NYSE”) under the symbol “AMBP.”

As previously announced, and as further described in the definitive proxy statement, the post-business combination company is expected to have an enterprise value of approximately $8.5 billion at closing. Additional investors have committed to participate in the proposed business combination by purchasing 60 million shares of AMP for an aggregate purchase price of $600 million in a private placement (the “PIPE”) at $10.00 per share.

Upon closing of the transactions, assuming no redemptions by Gores Holdings V’s public stockholders, Ardagh will retain an equity interest in AMP of approximately 80%, the PIPE investors will hold approximately 10% and Gores Holdings V’s stockholders, including its sponsor, will hold approximately 10%. The proposed business combination, which has been unanimously approved by the boards of directors of both Ardagh and Gores Holdings V, is subject to receipt of Gores Holdings V stockholder approval, the satisfaction of the condition to Ardagh’s obligations that it receives at least $3 billion in cash from the transactions, including the $2.3 billion it received from the proceeds of the indebtedness raised by AMP in March 2021, and the satisfaction of other customary closing conditions.

About Gores Holdings V, Inc.

Gores Holdings V is a special purpose acquisition company sponsored by an affiliate of The Gores Group for the purpose of effecting a merger, acquisition, or similar business combination. Gores Holdings V completed its initial public offering in August 2020, raising approximately $525 million in cash proceeds. Gores’ strategy is to identify and complete business combinations with market leading companies with strong equity stories that will benefit from the growth capital of the public equity markets and be enhanced by the experience and expertise of Gores’ long history and track record of investing in and operating businesses for over 35 years. To date, Alec Gores and affiliates of The Gores Group have announced or closed eight business combinations representing $38 billion in transaction value which include: Hostess (Gores Holdings, Inc.), Verra Mobility (Gores Holdings II, Inc.), PAE (Gores Holdings III, Inc.), Luminar (Gores Metropoulos, Inc.), United Wholesale Mortgage (Gores Holdings IV, Inc.), Ardagh Metal Packaging (pending; Gores Holdings V, Inc.), Matterport (pending; Gores Holdings VI, Inc.), and Sonder (pending; Gores Metropoulos II, Inc.).

About Ardagh Group S.A. and Ardagh Metal Packaging

Ardagh Group is a global supplier of infinitely recyclable metal and glass packaging for brand owners around the world. Ardagh operates 57 metal and glass production facilities in 12 countries, employing over 16,000 people with sales of approximately $7bn. Ardagh Metal Packaging is a leading supplier of sustainable and infinitely recyclable beverage cans globally. Ardagh Metal Packaging operates 23 production facilities in the Americas and Europe, employs approximately 4,900 people and recorded revenues of $3.5 billion in 2020.

Additional Information about the Transactions and Where to Find It

In connection with the proposed transactions contemplated by the Merger Agreement, (i) AMP filed the Registration Statement which the SEC has declared effective and (ii) the Company filed the definitive proxy statement and will mail the definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement contains important information about the proposed business combination and the other matters to be voted upon at a meeting of the Company’s stockholders to be held to approve the proposed business combination contemplated by the Business Combination Agreement and other matters. Before making any voting or other investment decision, investors and security holders of the Company are urged to read the definitive proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed business combination as they become available because they will contain important information about the Company, AMP and the proposed business combination.

Company investors and securityholders are able to obtain free copies of the Registration Statement and the definitive proxy statement and all other relevant documents filed or that will be filed with the SEC by the Company or AMP through the website maintained by the SEC at www.sec.gov, or by directing a request to Gores Holdings V, Inc., 9800 Wilshire Boulevard, Beverly Hills, CA 90212, attention: Jennifer Kwon Chou or by contacting Morrow Sodali LLC, the Company’s proxy solicitor, for help, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Participants in Solicitation

This press release is not a solicitation of a proxy from any investor or securityholder. The Company, Ardagh and AMP and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed business combination. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC, and information about Ardagh’s and AMP’s directors and executive officers is or will be set forth in their respective filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed business combination may be obtained by reading the definitive proxy statement regarding the proposed business combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed business combination, including statements regarding the benefits of the proposed business combination, the anticipated timing of the proposed business combination, the services or products offered by Ardagh or AMP and the markets in which Ardagh or AMP operates, business strategies, debt levels, industry environment, potential growth opportunities, the effects of regulations and the Company’s Ardagh’s or AMP’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “forecast,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions (including the negative versions of such words or expressions).

Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s or Ardagh’s securities; (ii) the risk that the proposed business combination may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the failure to satisfy the conditions to the consummation of the proposed business combination, including the approval of the proposed business combination by the Company’s stockholders, and the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders; (iv) the effect of the announcement or pendency of the proposed business combination on Ardagh’s or AMP’s business relationships, performance, and business generally; (v) risks that the proposed business combination disrupts current plans of Ardagh or AMP and potential difficulties in Ardagh or AMP employee retention as a result of the proposed business combination; (vi) the outcome of any legal proceedings that may be instituted against the Company or Ardagh related to the proposed business combination; (vii) the ability to maintain, prior to the closing of the proposed business combination, the listing of the Company’s securities on the NASDAQ, and, following the closing of the proposed business combination, AMP’s shares on the NYSE; (viii) the price of the Company’s securities prior to the closing of the proposed business combination, and AMP’s shares after the closing of the proposed business combination, including as a result of volatility resulting from changes in the competitive and highly regulated industries in which AMP plans to operate, variations in performance across competitors, changes in laws and regulations affecting AMP’s business and changes in the combined capital structure; and (ix) AMP’s ability to implement business plans, forecasts, and other expectations after the closing of the proposed business combination, and identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that are described in the definitive proxy statement, including those under “Risk Factors” therein, and other documents filed by the Company, Ardagh or AMP from time to time with the SEC. These filings identify and address (or will identify and address) other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company, Ardagh and AMP assume no obligation and, except as required by law, do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the Company, Ardagh or AMP gives any assurance that either the Company or AMP will achieve its expectations.

Disclaimer

This press release relates to the proposed business combination. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contact Information

For inquiries regarding The Gores Group and affiliates, please contact:

Jennifer Kwon Chou

The Gores Group

jchou@gores.com

John Christiansen/Cassandra Bujarski/Danya Al-Qattan

Sard Verbinnen & Co

GoresGroup-SVC@sardverb.com

For inquiries regarding Ardagh Group S.A. or Ardagh Metal Packaging, please contact:

Investors

John Sheehan

Ardagh Group

john.sheehan@ardaghgroup.com

Media

Pat Walsh

Murray Group

pwalsh@murraygroup.ie

+353 87 2269345 / +1 646 776 5918